UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): November 6, 2007

Alternative Loan Trust 2007-1T1
(Exact name of the issuing entity)
Commission File Number of the issuing entity: 333-131630-81

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-131630

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada
Calabasas, California	91302
(Address of Principal	(Zip Code)
Executive Offices of the depositor)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7   Regulation FD

Item 7.01    Regulation FD Disclosure.

The loan level data tape attached hereto as Exhibit 99.1 describes certain characteristics of each Mortgage Loan, including each Mortgage Loan’s principal balance as of October 1, 2007. Capitalized terms used but not defined herein have the meanings assigned to them in the prospectus supplement filed with the Securities and Exchange Commission under Rule 424(b)(5) under the Securities Act of 1933 on February 1, 2007.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit No.	Description

99.1	Characteristics of the Mortgage Loans

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC.

By: /s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

Dated: November 7, 2007

Exhibit Index

Exhibit No.	Description

99.1	Characteristics of the Mortgage Loans